UNITED STATES BANKRUPTCY COURT
                             FOR THE DISTRICT OF DELAWARE

In re GDC Naugatuck, Inc.                       Case No. 01-11106
                                                Reporting Period: September 2002

                               MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month
                  (Forms are reported in thousands of dollars)

Submit copy of report to any official committee appointed in the case.

                                                           Document Explanation
REQUIRED DOCUMENTS                             Form No.    Attached   Attached
-------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements     MOR-1          N/A      (1)
     Bank Reconciliation (or copies of debtor's
     bank reconciliations)                      MOR-1 (CON'T)  N/A      (1)
     Copies of bank statements                                 N/A      (1)
     Cash disbursements journals                               N/A      (1)
Statement of Operations                         MOR-2          N/A      (1)
Balance Sheet                                   MOR-3           X       (1)
Status of Postpetition Taxes                    MOR-4          N/A      (1)
    Copies of IRS Form 6123 or payment receipt                 N/A      (1)
    Copies of tax returns filed during reporting
    period                                                     N/A      (1)
Summary of Unpaid Postpetition Debts            MOR-4          N/A      (1)
    Listing of aged accounts payable                           N/A      (2)
Accounts Receivable Reconciliation and Aging    MOR-5          N/A      (1)
Debtor Questionnaire                            MOR-5           X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------
Signature of Debtor                              Date

---------------------
Signature of Joint Debtor                        Date

/S/ W. G. HENRY                                  11/21/02
---------------------                            ---------
Signature of Authorized Individual*              Date

WILLIAM G. HENRY                                 VP & CFO
---------------------                            ----------
Printed Name of Authorized Individual            Title of Authorized Individual


(1) While this corporation holds legal title to a 320,000 square foot facility in Naugatuck, CT, and is legally obligated for the related mortgage obligation, all operating costs of the facility are included on the MOR for General DataComm, Inc.

(2) The Company operates under one centralized accounts payable system managed and operated by General DataComm, Inc. All Company-related disbursements are included in the accounts payable listing attached to the MOR for General DataComm, Inc.


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       FORM MOR
                                                                         (9/99)

In re GDC Naugatuck, Inc.                       Case No. 01-11106
          Debtor                                Reporting Period: September 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                    BANK ACCOUNTS                     CURRENT MONTH              CUMULATIVE FILING TO DATE
                                    -------------                     -------------              -------------------------
                             OPER.  PAYROLL   TAX   OTHER           ACTUAL     PROJECTED           ACTUAL     PROJECTED
-----------------------------------------------------------      --------------------------     --------------------------
CASH BEGINNING  OF MONTH
-----------------------------------------------------------      --------------------------     --------------------------
RECEIPTS
-----------------------------------------------------------      --------------------------     --------------------------
CASH  SALES                                                                 0            0
ACCOUNTS RECEIVABLE                                                         0
LOANS AND ADVANCES                                                          0            0
SALE  OF  ASSETS                                                            0            0
OTHER  (ATTACH  LIST)                                                       0            0
TRANSFERS  (FROM  DIP ACCTS)                                                0            0
                                                                            0            0
-----------------------------------------------------------      --------------------------     --------------------------
    TOTAL  RECEIPTS               0       0       0      0                  0            0
-----------------------------------------------------------      --------------------------     --------------------------
DISBURSEMENTS
-----------------------------------------------------------      --------------------------     --------------------------
NET PAYROLL                                                                 0            0
PAYROLL TAXES                                                               0            0
SALES, USE, & OTHER TAXES                                                   0            0
INVENTORY PURCHASES                                                         0            0
SECURED/ RENTAL/ LEASES                                                     0            0
INSURANCE                                                                   0            0
ADMINISTRATIVE                                                              0            0
SELLING                                                                     0            0
OTHER  (ATTACH  LIST)                                                       0            0
                                                                            0            0
OWNER DRAW *                                                                0            0
TRANSFERS (TO DIP ACCTS)                                                    0            0
                                                                            0            0
PROFESSIONAL FEES                                                           0            0
U.S. TRUSTEE  QUARTERLY FEES                                                0            0
COURT COSTS                                                                 0            0
------------------------------------------------------------      -------------------------     --------------------------
TOTAL DISBURSEMENTS                  0      0       0      0                0            0
------------------------------------------------------------      -------------------------     --------------------------

NET CASH FLOW                        0      0       0      0                0            0
 (RECEIPTS LESS DISBURSEMENTS)
-----------------------------------------------------------      --------------------------     --------------------------
CASH - END OF MONTH                  0      0       0      0                0            0
--------------------------------------------------------------------------------------------------------------------------
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE


                     THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
    (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                         0
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                      0
    PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from
                 escrow accounts)                                           0
                                                                          ----
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES            $0

In re GDC Naugatuck, Inc.                      Case No. 01-11106
         Debtor                                Reporting Period: September 2002

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                Operating     Payroll      Tax       Other
                                #             #            #         #
------------------------------------------------------------------------------
BALANCE PER BOOKS
------------------------------------------------------------------------------
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
------------------------------------------------------------------------------
* Adjusted bank balance must equal
    balance per books
------------------------------------------------------------------------------
DEPOSITS IN TRANSIT            Date  Amount  Date Amount Date Amount Date Amount
                               -------------------------------------------------


CHECKS OUTSTANDING             Ck.#  Amount  Ck.# Amount Ck.# Amount Ck.# Amount
                               ------------------------------------------------


OTHER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re GDC Naugatuck, Inc.                     Case No. 01-11106
       Debtor                                 Reporting Period.: September 2002

                           STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                 Cumulative
REVENUES                                              Month     Filing to Date
-------------------------------------------------------------------------------
Gross Revenues                                          $0                    0
Less:  Returns and Allowances                                                 0
-------------------------------------------------------------------------------
Net Revenue                                             $0                    0
-------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Service                                            0                  0
-------------------------------------------------------------------------------
Gross Profit                                               0                  0
-------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                                 0                  0
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees                                  0                  0
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
-------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation               0                  0
Depreciation/Depletion/Amortization
-------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses           0                  0
-------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------
Other Income (attach schedule)                         1,967              1,967
Interest Expense
Other Expense (attach schedule)
-------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items          1,967              1,967
-------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
-------------------------------------------------------------------------------
Total Reorganization Expenses
Income Taxes
-------------------------------------------------------------------------------
Net Profit (Loss)                                     $1,967           $1,967
-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                     FORM MOR-2

In re GDC Naugatuck, Inc.                   Case No. 01-11106
        Debtor                              Reporting Period: September 2002


                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
                                                                  Cumulative
BREAKDOWN OF "OTHER" CATEGORY                        Month       Filing to Date
-------------------------------------------------------------------------------
Other Costs

Other Operational Expenses

Other Income

Early Extinguishment of Debt                            1,967           1,967

Other Expenses

Other Reorganization Expenses

-------------------------------------------------------------------------------

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                            FORM MOR-2 (CON'T)
                                                            (9/99)

In re  GDC Naugatuck, Inc.                    Case No.  01-11106
              Debtor                          Reporting Period:  September 2002

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

-------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF          BOOK VALUE ON
                  ASSETS           CURRENT REPORTING MONTH        PETITION DATE
-------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                 0                       0
Restricted Cash and Cash
  Equivalents (see continuation sheet)
Accounts Receivable (Net)                         0                       0
Notes Receivable
Inventories
Prepaid Expenses                                  0                       0
Professional Retainers
Other Current Assets (attach schedule)
-------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                             $0                      $0
-------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------
Real Property and Improvements                8,115                   7,115
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                 3,546                   2,546
-------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                   $4,569                  $4,569
-------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------
Loans to Insiders*
Other Assets (attach schedule)
-------------------------------------------------------------------------------
TOTAL OTHER ASSETS                          $4,569                   $4,569
-------------------------------------------------------------------------------
TOTAL ASSETS                                $4,569                   $4,569
-------------------------------------------------------------------------------

                                       BOOK VALUE AT END OF       BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY       CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
 (Postpetition)
-------------------------------------------------------------------------------
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities
 (attach schedule)                            2,852
-------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES               $2,852                   $0
-------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------
Secured Debt                                                        4,819
Priority Debt
Unsecured Debt
-------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES               $    0                $4,819
-------------------------------------------------------------------------------
TOTAL LIABILITIES                            $2,852                $4,819
-------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------
Capital Stock
Additional Paid-In Capital
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition               -250                  -250
Retained Earnings - Postpetition              1,967
Adjustments to Owner Equity
  (attach schedule)
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)
-------------------------------------------------------------------------------
NET OWNER EQUITY                              $1,717                ($250)
-------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY         $4,569                $4,569
==============================================================================
 *"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                   FORM MOR-3
                                                                       (9/99)

In re: GDC Naugatuck, Inc.                     Case No. 01-11106
           Debtor                              Reporting Period: September 2002


                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   ASSETS                              CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------
Other Current Assets

------------------------------------------------------------------------------
Other Assets

-------------------------------------------------------------------------------

                                        BOOK VALUE AT END OF      BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY        CURRENT REPORTING MONTH    PETITION DATE
-------------------------------------------------------------------------------

Other Postpetition Liabilities
        Intercompany                            $2,852

Adjustments to Owner Equity


Postpetition Contributions (Distributions) (Draws)


-------------------------------------------------------------------------------


Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                            FORM MOR-3 (CON'T)
                                                                        (9/99)

In re GDC Naugatuck, Inc.                   Case No. 01-11106
        Debtor                              Reporting Period: September 2002

                             STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

-------------------------------------------------------------------------------
                      Beginning  Amount                                 Ending
                        Tax      Withheld    Amount    Date   Check No.    Tax
                      Liability or Accrued    Paid     Paid   or EFT   Liability
-------------------------------------------------------------------------------
Federal
-------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
-------------------------------------------------------------------------------
   Total Federal Taxes
-------------------------------------------------------------------------------
State and Local
-------------------------------------------------------------------------------
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
-------------------------------------------------------------------------------
   Total State and Local
-------------------------------------------------------------------------------
Total Taxes
-------------------------------------------------------------------------------

                         SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
-------------------------------------------------------------------------------
                                              Number of Days Past Due
                             --------------------------------------------------
                             Current  0-30   31-60   61-90     Over 90   Total
-------------------------------------------------------------------------------
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
-------------------------------------------------------------------------------
Total Postpetition Debts
-------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).                 FORM MOR-4
                                                                         (9/99)

In re GDC Naugatuck, Inc.                      Case No. 01-11106
        Debtor                                 Reporting Period: September 2002

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


-------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of
  the reporting period
+ Amounts billed during the period
- Amounts collected during the period
--------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period
--------------------------------------------------------------------------------

Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
--------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
Must be completed each month                                       Yes     No
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide
   an explanation below.                                                     X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If
   yes, provide an explanation below.                                        X

3. Have all postpetition tax returns been timely filed?  If
   no, provide an explanation below.                          See "A" Below

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect?  If no, provide
   an explanation below.                                             X

--------------------------------------------------------------------------------
                                                                   FORM MOR-5
   (A) There is a pre-petition property tax return which was originally due on November 1, 2001. The Company intends to file this return in Oct/Nov. 2002.